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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2007 (August 27, 2007)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

New River Center, 200 East Las Olas Boulevard, Suite 1730, Ft. Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

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TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry into a Material Definitive Agreement
ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 8.01	Other Events
ITEM 9.01	Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 3.1

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 10.3

EXHIBIT 10.4

EXHIBIT 10.5

EXHIBIT 10.6

EXHIBIT 99.1

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 29, 2007, Butler Service Group, Inc. (“BSG”), a wholly owned subsidiary of Butler International, Inc. (“Registrant”) obtained a $23,000,000 term loan (the “Monroe Term Loan”) from Monroe Capital Management Advisors LLC (“Monroe Capital”). The proceeds of the Monroe Term Loan were used to pay off the existing term loan with General Electric Capital Corporation (“GECC”), to pay off a portion of the existing revolving credit facility with GECC (the “Senior Revolving Loan”), to provide cash collateral for an existing letter of credit, and to provide additional working capital for BSG and its subsidiaries.

The Monroe Term Loan matures at the earliest of August 29, 2012, but no longer than the maturity date of the Senior Revolving Loan, or July 1, 2011 unless all outstanding shares of the Registrant’s Series A Preferred Stock (“Series A Preferred Stock”) have been redeemed prior to such date. The Monroe Term Loan bears interest at the per annum rate of LIBOR plus 4.25% to 6.0%, the percentage depending on BSG’s Applicable LIBOR Margin (as defined), or, at BSG’s option, at a per annum rate equal to the Index Margin (as defined), plus 3.25% to 5.0%, the percentage depending on BSG’s Applicable Index Margin (as defined). The interest rate may also be adjusted depending upon the syndication of the Monroe Term Loan.

The agreement relating to the Monroe Term Loan contains certain financial covenants regarding BSG’s financial performance and certain other covenants, including limitations on the incurrence of additional debt and limitations on payment of dividends on Series A Preferred Stock in the event of a default or insufficient liquidity under the Senior Revolving Loan. In addition, an event of default under the Senior Revolving Loan will also result in a default under the Monroe Term Loan.

Borrowings under the Monroe Term Loan are secured by: (i) a second lien, behind the lien of the existing mortgage lender on the Registrant’s headquarters facility in Montvale, New Jersey, and (ii) a second lien, behind GECC’s lien on substantially all of the Registrant’s and its subsidiaries’ other assets.

Additionally, BSG made conforming changes to its Senior Revolving Loan to facilitate the Monroe Term Loan, including extending the maturity date thereon to February 1, 2008.

Copies of the agreements with respect to the Monroe Term Loan are attached to this Current Report on Form 8-K as Exhibits 10.1 to 10.6 and the descriptions above are qualified in their entirety by reference to such agreements.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

                   The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Monroe Term Loan and related documents is incorporated by reference into this Item 2.03.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective August 27, 2007, the Registrant filed an amendment to the Articles Supplementary to its Series A Preferred Stock (the “Series A Amendment”). The Series A Amendment provides that the Registrant may elect to pay dividends in kind on its Series A Preferred Stock in the event of a default under any of its Senior Credit Agreements (as defined). The Series A Amendment further provides that the Registrant shall defer the payment of any put or redemption requests by the holders of its Series A Preferred Stock in the event of a default under any of its Senior Credit Agreements.

A copy of the Articles Supplementary to the Articles of Incorporation (Series A Preferred Stock), as filed with the Maryland State Department of Assessments and Taxation, is attached to this Current Report on Form 8-K as Exhibit 3.1 and the description above is qualified in its entirety by reference to such agreement.

ITEM 8.01	OTHER EVENTS

On August 29, 2007, the Registrant issued a press release reporting on its agreement with Monroe Capital. This press release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits
The exhibits listed below are being furnished pursuant to Item 9.01.
Exhibit Number	Description
3.1	Articles Supplementary to the Articles of Incorporation (Series A Preferred Stock) filed with the Maryland State Department of Assessments and Taxation on August 27, 2007.
10.1

Second Lien Credit Agreement dated as of August 29, 2007, among BSG, as Borrower, the other Credit Parties signatory thereto, as Credit Parties, the Lenders signatory thereto from time to time, as Lenders, and Monroe Capital, as Agent and Lender.

10.2

Third Amended and Restated Credit Agreement dated as of August 29, 2007, among BSG, as Borrower, the other Credit Parties signatory thereto, as Credit Parties, the Lenders signatory thereto from time to time, as Lenders, and GECC, as Agent and Lender.

10.3	Amendment to Credit Agreement, dated as of August 29, 2007, among BSG, as Borrower, and GECC, as Agent and Lender.

10.4	Intercreditor Agreement, dated as of August 29, 2007, among GECC and Monroe Capital, acknowledged and agreed to by BSG.
10.5	Mortgage Subordination Agreement, dated as of August 29, 2007, by and among Butler of New Jersey Realty Corp. (“BNJRC”), a New Jersey corporation, GECC and Monroe Capital.
10.6	Subordinate Mortgage Security Agreement and Fixture Filing , dated as of August 29, 2007, by and among BNJRC and Monroe Capital.
99.1	Press Release dated August 29 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2007	BUTLER INTERNATIONAL, INC.

By:/s/ Mark Koscinski
Mark Koscinski Principal Accounting Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
3.1	Articles Supplementary to the Articles of Incorporation (Series A Preferred Stock) filed with the Maryland State Department of Assessments and Taxation on August 27, 2007.
10.1

Second Lien Credit Agreement dated as of August 29, 2007, among BSG, as Borrower, the other Credit Parties signatory thereto, as Credit Parties, the Lenders signatory thereto from time to time, as Lenders, and Monroe Capital, as Agent and Lender.

10.2

Third Amended and Restated Credit Agreement dated as of August 29, 2007, among BSG, as Borrower, the other Credit Parties signatory thereto, as Credit Parties, the Lenders signatory thereto from time to time, as Lenders, and GECC, as Agent and Lender.

10.3	Amendment to Credit Agreement, dated as of August 29, 2007, among BSG, as Borrower, and GECC, as Agent and Lender.
10.4	Intercreditor Agreement, dated as of August 29, 2007, among GECC and Monroe Capital, acknowledged and agreed to by BSG.
10.5	Mortgage Subordination Agreement, dated as of August 29, 2007, by and among Butler of New Jersey Realty Corp.(“BNJRC”), a New Jersey corporation, GECC and Monroe Capital.
10.6	Subordinate Mortgage, Security Agreement and Fixture Filing, dated as of August 29, 2007, by and among BNJRC and Monroe Capital.
99.1	Press Release dated August 29 2007.